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                              Janus Adviser Series
                       Janus Adviser Flexible Income Fund

                       Supplement Dated February 25, 2005
                      To Currently Effective Prospectuses

Effective February 28, 2005, Janus Adviser Flexible Income Fund's name is changed to "Janus Adviser Flexible Bond Fund." As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities and zero-coupon bonds. The Fund will notify you in writing at least 60 days before making any change to this 80% investment policy.

The Fund continues to invest at least 65% of its assets in investment grade debt securities and maintains an average-weighted effective maturity of five to ten years. The Fund continues to limit its investments in high-yield/high-risk bonds to 35% or less of its net assets. The Fund will retain its fundamental policy of investing at least 80% of its total assets in income-producing securities, but will also follow the more restrictive non-fundamental policy of investing at least 80% of its net assets in bonds.

You should consider this information in deciding whether this Fund is an appropriate investment for you.